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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of report (Date of earliest event reported): April 30, 2004
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                        SCHNITZER STEEL INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)



          OREGON                      0-22496                    93-0341923
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(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)


         3200 N.W. Yeon Ave.
         P.O. Box  10047
         Portland, OR                                             97296-0047
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number including area code:  (503) 224-9900
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                                    NO CHANGE
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         (Former name or former address, if changed since last report.)

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ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION


            On April 28, 2004, Schnitzer Steel Industries, Inc. issued a press release announcing improved third quarter earnings guidance for the quarter ending May 31, 2004. A copy of this press release is being furnished as Exhibit
99.1 to this report on Form 8-K.











                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                SCHNITZER STEEL INDUSTRIES, INC.
                                                (Registrant)






Date:  April 30, 2004                           By: /s/Barry A. Rosen
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                                                    Barry A. Rosen
                                                    Vice President, Finance and
                                                    Chief Financial Officer